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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 1997



                       Vanderbilt Mortgage & Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Tennessee
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(State or other jurisdiction of incorporation or organization)



      033-88238-03                                   62-0997810
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(Commission File Number)                     (IRS Employer Identification No.)



                       Vanderbilt Mortgage & Finance, Inc.
                              4726 Airport Highway
                              Louisville, TN 37777
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              (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  423-970-7200



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.         Other Events

                On June 7, 1997, The Chase Manhattan Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage & Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1996B.

Item 7.         Financial Statements and Exhibits

                (c)      Exhibits.

                         The following are filed herewith. The exhibit numbers
correspond with Item 601(b) of Regulation S-K.


         Exhibit No.         Description                                 Page
         -----------         -----------                                 ----

         99                  Monthly Report delivered by                 3
                             the Trustee to Certificateholders
                             in connection with distribution
                             on June 7, 1997.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VANDERBILT MORTGAGE & FINANCE, INC.
                                       as Servicer

                                  By:      /s/ David R. Jordan
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                                  Name:    David R. Jordan
                                  Title:   Controller



Dated:  June 7, 1997